SCHEDULE A

FEE AND EXPENSE AGREEMENT

WELLS FARGO FUNDS TRUST

(Capped Operating Expense Ratios)

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Absolute Return Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.71% 1.46% 0.96% 0.28% 0.57% 0.33%	August 31, 2020 August 31, 2020 August 31, 2020 August 31, 2020 August 31, 2020 August 31, 2020
Adjustable Rate Government Fund Class A Class C Administrator Class Institutional Class	0.74% 1.49% 0.60% 0.46%	December 31, 2020 December 31, 2020 December 31, 2020 December 31, 2020
Alternative Risk Premia Fund Class R6 Institutional Class	0.62% 0.72%	October 31, 2020 October 31, 2020
Asset Allocation Fund Class A Class C Class R Administrator Class Institutional Class	1.13% 1.88% 1.38% 0.95% 0.80%	August 31, 2020 August 31, 2020 August 31, 2020 August 31, 2020 August 31, 2020
C&B Large Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.08% 1.83% 0.65% 1.00% 0.75%	September 30, 2020 September 30, 2020 September 30, 2020 September 30, 2020 September 30, 2020
C&B Mid Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.25% 2.00% 0.80% 1.15% 0.90%	January 31, 2021 January 31, 2021 January 31, 2021 January 31, 2021 January 31, 2021
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.80% 1.55% 0.60% 0.50%	October 31, 2020 October 31, 2020 October 31, 2020 October 31, 2020
California Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.75% 1.50% 0.55% 0.48%	October 31, 2020 October 31, 2020 October 31, 2020 October 31, 2020
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.33% 0.20% 0.13% 0.45%	May 31, 2021 May 31, 2021 May 31, 2021 May 31, 2021
Classic Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.11% 1.86% 1.36% 0.65% 0.95% 0.70%	November 30, 2020 November 30, 2020 November 30, 2020 November 30, 2020 November 30, 2020 November 30, 2020
Common Stock Fund Class A Class C Class R6 Administrator Class Institutional Class	1.26% 2.01% 0.83% 1.10% 0.85%	January 31, 2021 January 31, 2021 January 31, 2021 January 31, 2021 January 31, 2021
Conservative Income Fund Class A2 Institutional Class[1]	0.50% 0.27%	December 31, 2021 December 31, 2020
Core Bond Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	0.78% 1.53% 1.03% 0.52% 0.37% 0.70% 0.42%	September 30, 2020 September 30, 2020 September 30, 2020 September 30, 2020 September 30, 2020 September 30, 2020 September 30, 2020
Core Plus Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.73% 1.48% 0.35% 0.62% 0.40%	December 31, 2020 December 31, 2020 December 31, 2020 December 31, 2020 December 31, 2020
Disciplined Small Cap Fund Class A Class R6 Administrator Class Institutional Class	0.93% 0.50% 0.85% 0.60%	July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020
Disciplined U.S. Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.87% 1.62% 1.12% 0.43% 0.74% 0.48%	November 30, 2020 November 30, 2020 November 30, 2020 November 30, 2020 November 30, 2020 November 30, 2020
Discovery Fund Class A Class C Class R6 Administrator Class Institutional Class	1.22% 1.97% 0.79% 1.14% 0.89%	January 31, 2021 January 31, 2021 January 31, 2021 January 31, 2021 January 31, 2021
Diversified Capital Builder Fund Class A Class C Administrator Class Institutional Class	1.13% 1.88% 1.05% 0.78%	January 31, 2021 January 31, 2021 January 31, 2021 January 31, 2021
Diversified Equity Fund Class A Class C Administrator Class	1.25% 2.00% 1.00%	September 30, 2020 September 30, 2020 September 30, 2020
Diversified Income Builder Fund Class A Class C Class R6 Administrator Class Institutional Class	0.85% 1.60% 0.42% 0.77% 0.52%	January 31, 2021 January 31, 2021 January 31, 2021 January 31, 2021 January 31, 2021
Diversified International Fund Class A Class C Class R6 Administrator Class Institutional Class	1.35% 2.10% 0.89% 1.25% 0.99%	February 28, 2021 February 28, 2021 February 28, 2021 February 28, 2021 February 28, 2021
Dynamic Target Today Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2020 September 30, 2020 September 30, 2020 September 30, 2020
Dynamic Target 2015 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2020 September 30, 2020 September 30, 2020 September 30, 2020
Dynamic Target 2020 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2020 September 30, 2020 September 30, 2020 September 30, 2020
Dynamic Target 2025 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2020 September 30, 2020 September 30, 2020 September 30, 2020
Dynamic Target 2030 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2020 September 30, 2020 September 30, 2020 September 30, 2020
Dynamic Target 2035 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2020 September 30, 2020 September 30, 2020 September 30, 2020
Dynamic Target 2040 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2020 September 30, 2020 September 30, 2020 September 30, 2020
Dynamic Target 2045 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2020 September 30, 2020 September 30, 2020 September 30, 2020
Dynamic Target 2050 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2020 September 30, 2020 September 30, 2020 September 30, 2020
Dynamic Target 2055 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2020 September 30, 2020 September 30, 2020 September 30, 2020
Dynamic Target 2060 Fund Class A Class C Class R4 Class R6	0.68% 1.43% 0.37% 0.22%	September 30, 2020 September 30, 2020 September 30, 2020 September 30, 2020
Emerging Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.28% 2.03% 0.85% 1.20% 0.90%	September 30, 2020 September 30, 2020 September 30, 2020 September 30, 2020 September 30, 2020
Emerging Markets Bond Fund	0.00%	June 30, 2020
Emerging Markets Equity Fund Class A Class C Class R6 Administrator Class Institutional Class	1.55% 2.30% 1.13% 1.42% 1.17%	February 28, 2021 February 28, 2021 February 28, 2021 February 28, 2021 February 28, 2021
Emerging Markets Equity Income Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.55% 2.30% 1.87% 1.13% 1.42% 1.17%	February 28, 2021 February 28, 2021 February 28, 2021 February 28, 2021 February 28, 2021 February 28, 2021
Endeavor Select Fund Class A Class C Class R6 Administrator Class Institutional Class	1.03% 1.78% 0.60% 0.94% 0.70%	November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021 November 30, 2021
Enterprise Fund Class A Class C Class R6 Administrator Class Institutional Class	1.18% 1.93% 0.80% 1.10% 0.85%	January 31, 2021 January 31, 2021 January 31, 2021 January 31, 2021 January 31, 2021
Fundamental Small Cap Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.23% 1.98% 0.80% 1.15% 0.90%	July 31, 2020 July 31, 2020 July 31, 2021 July 31, 2020 July 31, 2020
Global Investment Grade Credit Fund Class R6 Institutional Class	0.45% 0.50%	March 31, 2021 March 31, 2021
Global Small Cap Fund Class A Class C Administrator Class Institutional Class	1.55% 2.30% 1.40% 1.15%	February 28, 2021 February 28, 2021 February 28, 2021 February 28, 2021
Government Money Market Fund Class A Administrator Class Institutional Class Select Class Service Class Sweep Class[2]	0.60% 0.34% 0.20% 0.14% 0.50% 0.77%	May 31, 2021 May 31, 2021 May 31, 2021 May 31, 2021 May 31, 2021 May 31, 2022
Government Securities Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.64% 0.48%	December 31, 2020 December 31, 2020 December 31, 2020 December 31, 2020
Growth Balanced Fund Class A Class C Administrator Class	1.13% 1.88% 0.95%	September 30, 2020 September 30, 2020 September 30, 2020
Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.16% 1.91% 0.70% 0.96% 0.75%	November 30, 2020 November 30, 2020 November 30, 2020 November 30, 2020 November 30, 2020
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.33% 0.20% 0.13% 0.43%	May 31, 2021 May 31, 2021 May 31, 2021 May 31, 2021
High Yield Bond Fund Class A Class C Administrator Class Institutional Class	0.93% 1.68% 0.80% 0.53%	December 31, 2020 December 31, 2020 December 31, 2020 December 31, 2020
High Yield Corporate Bond Fund	0.00%	June 30, 2020
High Yield Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.80% 1.55% 0.50% 0.70% 0.55%	October 31, 2020 October 31, 2020 October 31, 2020 October 31, 2020 October 31, 2020
Index Asset Allocation Fund Class A Class C Administrator Class Institutional Class	1.08% 1.83% 0.90% 0.75%	January 31, 2021 January 31, 2021 January 31, 2021 January 31, 2021
Index Fund Class A Class C Administrator Class	0.45% 1.20% 0.25%	September 30, 2020 September 30, 2020 September 30, 2020
Intermediate Tax/AMT-Free Fund Class A Class C Class R6 Administrator Class Institutional Class	0.70% 1.45% 0.40% 0.60% 0.45%	October 31, 2020 October 31, 2020 October 31, 2020 October 31, 2020 October 31, 2020
International Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	1.03% 1.78% 0.65% 0.85% 0.70%	January 31, 2021 January 31, 2021 January 31, 2021 January 31, 2021 January 31, 2021
International Equity Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.14% 1.89% 1.39% 0.79% 1.14% 0.84%	February 28, 2021 February 28, 2021 February 28, 2021 February 28, 2021 February 28, 2021 February 28, 2021
International Government Bond Fund	0.00%	June 30, 2020
International Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.24% 1.99% 0.84% 1.14% 0.89%	September 30, 2020 September 30, 2020 September 30, 2020 September 30, 2020 September 30, 2020
Intrinsic Small Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.35% 2.10% 0.90% 1.20% 1.00%	July 31, 2020 July 31, 2020 July 31, 2021 July 31, 2020 July 31, 2020
Intrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	1.35% 2.10% 1.25% 0.95%	February 28, 2021 February 28, 2021 February 28, 2021 February 28, 2021
Large Cap Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.08% 1.83% 1.33% 0.65% 0.97% 0.67%	November 30, 2020 November 30, 2020 November 30, 2020 November 30, 2020 November 30, 2020 November 30, 2020
Large Cap Growth Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	1.07% 1.82% 1.32% 0.80% 0.65% 0.95% 0.75%	November 30, 2020 November 30, 2020 November 30, 2020 November 30, 2020 November 30, 2020 November 30, 2020 November 30, 2020
Large Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.83% 1.58% 0.40% 0.75% 0.50%	November 30, 2020 November 30, 2020 November 30, 2020 November 30, 2020 November 30, 2020
Low Volatility U.S. Equity Fund Class A Class C Class R6 Administrator Class Institutional Class	0.73% 1.48% 0.30% 0.65% 0.40%	November 30, 2020 November 30, 2020 November 30, 2020 November 30, 2020 November 30, 2020
Minnesota Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.85% 1.60% 0.60% 0.52%	October 31, 2020 October 31, 2020 October 31, 2020 October 31, 2020
Moderate Balanced Fund Class A Class C Administrator Class Institutional Class	1.15% 1.90% 0.90% 0.80%	September 30, 2020 September 30, 2020 September 30, 2020 September 30, 2020
Money Market Fund Class A Class C Premier Class Service Class	0.60% 1.35% 0.20% 0.50%	May 31, 2021 May 31, 2021 May 31, 2021 May 31, 2021
Municipal Bond Fund[3] Class A Class C Class R6 Administrator Class Institutional Class	0.75% 1.50% 0.43% 0.60% 0.48%	October 31, 2020 October 31, 2020 October 31, 2020 October 31, 2020 October 31, 2020
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.30% 0.20% 0.45%	May 31, 2021 May 31, 2021 May 31, 2021
Municipal Sustainability Fund Class A Class C Class R6 Administrator Class Institutional Class	0.75% 1.50% 0.40% 0.60% 0.45%	October 31, 2021 October 31, 2021 October 31, 2021 October 31, 2021 October 31, 2021
National Tax-Free Money Market Fund Class A Administrator Class Premier Class Service Class	0.60% 0.30% 0.20% 0.45%	May 31, 2021 May 31, 2021 May 31, 2021 May 31, 2021
Omega Growth Fund Class A Class C Class R Administrator Class Institutional Class	1.30% 2.05% 1.55% 1.10% 0.85%	November 30, 2020 November 30, 2020 November 30, 2020 November 30, 2020 November 30, 2020
Opportunity Fund Class A Class C Class R6 Administrator Class Institutional Class	1.18% 1.93% 0.72% 1.00% 0.75%	January 31, 2021 January 31, 2021 January 31, 2022 January 31, 2021 January 31, 2021
Pennsylvania Tax-Free Fund Class A Class C Institutional Class	0.74% 1.49% 0.49%	October 31, 2020 October 31, 2020 October 31, 2020
Precious Metals Fund Class A Class C Administrator Class Institutional Class	1.09% 1.84% 0.95% 0.79%	July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020
Premier Large Company Growth Fund Class A Class C Class R4 Class R6 Administrator Class Institutional Class	1.11% 1.86% 0.80% 0.65% 1.00% 0.70%	November 30, 2020 November 30, 2020 November 30, 2020 November 30, 2020 November 30, 2020 November 30, 2020
Real Return Fund Class A Class C Class R6 Administrator Class Institutional Class	0.78% 1.53% 0.40% 0.60% 0.45%	September 30, 2020 September 30, 2020 September 30, 2020 September 30, 2020 September 30, 2020
Short Duration Government Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.78% 1.53% 0.37% 0.60% 0.42%	December 31, 2020 December 31, 2020 December 31, 2020 December 31, 2020 December 31, 2020
Short-Term Bond Fund[4] Class A Class C Class R6 Institutional Class	0.72% 1.47% 0.40% 0.45%	December 31, 2020 December 31, 2020 December 31, 2020 December 31, 2020
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class	0.81% 1.56% 0.65% 0.50%	December 31, 2020 December 31, 2020 December 31, 2020 December 31, 2020
Short-Term Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.63% 1.38% 0.35% 0.60% 0.40%	October 31, 2020 October 31, 2020 October 31, 2020 October 31, 2020 October 31, 2020
Small Company Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	1.29% 2.04% 0.86% 1.19% 0.94%	September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021
Small Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	1.15% 1.90% 0.75% 1.05% 0.85%	September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021 September 30, 2021
Specialized Technology Fund Class A Class C Administrator Class Institutional Class	1.35% 2.10% 1.28% 1.03%	July 31, 2021 July 31, 2021 July 31, 2020 July 31, 2020
Special International Small Cap Fund Class R6 Institutional Class	0.95% 1.05%	June 30, 2020 June 30, 2020
Special Mid Cap Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.16% 1.91% 1.41% 0.73% 1.08% 0.83%	January 31, 2021 January 31, 2021 January 31, 2021 January 31, 2021 January 31, 2021 January 31, 2021
Special Small Cap Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	1.31% 2.06% 1.56% 0.89% 1.20% 0.94%	July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020
Strategic Income Fund[5] Class A Class C Administrator Class Institutional Class	0.90% 1.65% 0.75% 0.60%	January 31, 2021 January 31, 2021 January 31, 2021 January 31, 2021
Strategic Municipal Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.81% 1.56% 0.43% 0.68% 0.48%	October 31, 2020 October 31, 2020 October 31, 2020 October 31, 2020 October 31, 2020
Target Today Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.60% 1.35% 0.85% 0.29% 0.14% 0.49%	June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021
Target 2010 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.60% 1.35% 0.85% 0.29% 0.14% 0.49%	June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021
Target 2015 Fund Class A Class R Class R4 Class R6 Administrator Class	0.60% 0.85% 0.29% 0.14% 0.49%	June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021
Target 2020 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.60% 1.35% 0.85% 0.29% 0.14% 0.49%	June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021
Target 2025 Fund Class A Class R Class R4 Class R6 Administrator Class	0.60% 0.85% 0.29% 0.14% 0.49%	June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021
Target 2030 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.60% 1.35% 0.85% 0.29% 0.14% 0.49%	June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021
Target 2035 Fund Class A Class R Class R4 Class R6 Administrator Class	0.60% 0.85% 0.29% 0.14% 0.49%	June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021
Target 2040 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.60% 1.35% 0.85% 0.29% 0.14% 0.49%	June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021
Target 2045 Fund Class A Class R Class R4 Class R6 Administrator Class	0.60% 0.85% 0.29% 0.14% 0.49%	June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021
Target 2050 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.60% 1.35% 0.85% 0.29% 0.14% 0.49%	June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021
Target 2055 Fund Class A Class R Class R4 Class R6 Administrator Class	0.60% 0.85% 0.29% 0.14% 0.49%	June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021
Target 2060 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.60% 1.35% 0.85% 0.29% 0.14% 0.49%	June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021 June 30, 2021
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Select Class Service Class	0.60% 0.34% 0.20% 0.14% 0.45%	May 31, 2021 May 31, 2021 May 31, 2021 May 31, 2021 May 31, 2021
Ultra Short-Term Income Fund Class A Class A2 Class C Administrator Class Institutional Class	0.50% 0.50% 1.25% 0.50% 0.25%	December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021 December 31, 2021
Ultra Short-Term Municipal Income Fund Class A Class A2 Class C Class R6 Administrator Class Institutional Class	0.50% 0.50% 1.25% 0.20% 0.50% 0.25%	October 31, 2021 October 31, 2021 October 31, 2021 October 31, 2021 October 31, 2021 October 31, 2021
U.S. Core Bond Fund	0.00%	June 30, 2020
Utility and Telecommunications Fund Class A Class C Administrator Class Institutional Class	1.05% 1.80% 0.92% 0.72%	July 31, 2020 July 31, 2020 July 31, 2020 July 31, 2020
WealthBuilder Conservative Allocation Fund Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2020 September 30, 2020 September 30, 2020
WealthBuilder Equity Fund Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2020 September 30, 2020 September 30, 2020
WealthBuilder Growth Allocation Fund Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2020 September 30, 2020 September 30, 2020
WealthBuilder Growth Balanced Fund Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2020 September 30, 2020 September 30, 2020
WealthBuilder Moderate Balanced Fund Class A Class C Institutional Class	0.75% 1.50% 0.42%	September 30, 2020 September 30, 2020 September 30, 2020
Wisconsin Tax-Free Fund Class A Class C Institutional Class	0.70% 1.45% 0.52%	October 31, 2020 October 31, 2020 October 31, 2020
100% Treasury Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class[6]	0.60% 0.30% 0.20% 0.50% 0.78%	May 31, 2021 May 31, 2021 May 31, 2021 May 31, 2021 May 31, 2021

Schedule A amended: June 1, 2020

1. On May 28, 2020 the Board of Trustees of Wells Fargo Funds Trust were notified of the reduction to the net operating expense ratio (NOER) for the Conservative Income Fund Institutional Class.  Effective January 1, 2021, the NOER will be 0.25%.

2. On May 28, 2020 the Board of Trustees of Wells Fargo Funds Trust approved the addition of the Sweep Class to the Government Money Market Fund, effective on or about August 3, 2020.

3. On May 28, 2020 the Board of Trustees of Wells Fargo Funds Trust were notified of the reduction to the net operating expense ratios (NOER) for the Municipal Bond Fund Class R6 and Institutional Class.  Effective November 1, 2020, the NOER will be: Class R6 0.40%; Institutional Class 0.45%.

4. On May 28, 2020 the Board of Trustees of Wells Fargo Funds Trust approved a name change to the Short-Term Bond Fund to the Short-Term Bond Plus Fund, effective on or about August 3, 2020.

5. On May 28, 2020 the Board of Trustees of Wells Fargo Funds Trust approved a name change to the Strategic Income Fund to the Income Plus Fund, effective on or about August 3, 2020.

6. On May 28, 2020 the Board of Trustees of Wells Fargo Funds Trust approved the termination and removal of the Sweep Class to the 100% Treasury Money Market Fund.  The termination will occur following the redemption in full of all the assets to the Government Money Market Fund Sweep Class.

The foregoing schedule of capped operating expense ratios is agreed to as of June 1, 2020 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:

                        Catherine Kennedy

                        Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Paul Haast

            Senior Vice President